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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

PHYSICIANS REALTY TRUST
PHYSICIANS REALTY L.P.
(Exact name of registrant as specified in its charter)

Maryland (Physicians Realty Trust) Delaware (Physicians Realty L.P.)	001-36007 333-205034-01	46-2519850 80-0941870
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

In 2014, Physicians Realty Trust (the "Trust") adopted a Dividend Reinvestment and Share Purchase Plan (the "Plan"). In connection with establishing the Plan, the Trust filed a registration statement on Form S-3 (No. 333-198400) filed with the Securities and Exchange Commission (the "SEC") on August 27, 2014, as amended by Pre-Effective Amendment No. 1 filed with the SEC on November 12, 2014 (the "Plan Registration Statement"). The Plan Registration Statement registered 1,500,000 common shares of beneficial interest of the Trust ("Common Shares") for sale under the Plan.

The Trust filed on November 3, 2017 a prospectus supplement covering the sale of the 1,458,659 Common Shares remaining available for issuance under the Plan (the "Plan Prospectus Supplement"), which Common Shares were registered pursuant to the Registration Statement on Form S-3ASR (File No. 333-216214), filed with the SEC on February 24, 2017 (the “Registration Statement”).

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) a validity opinion with respect to the Common Shares and (ii) an opinion with respect to tax matters.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1 above)
23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 3, 2017		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Date: November 3, 2017		PHYSICIANS REALTY L.P.
by: Physicians Realty Trust, its general partner

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1 above)
23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)